                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 30, 1999
                                 Date of Report
                       (Date of earliest event reported)



                                AMAZON.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                  000-22513                  91-1646860
     (State or Other           (Commission File No.)         (IRS Employer
       Jurisdiction                                        Identification No.)
      of Incorporation)

                 1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
          (Address of principal executive offices, including zip code)

                                 (206) 622-2335
              (Registrant's telephone number, including area code)

























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ITEM 5. OTHER EVENTS

        On March 30, 1999, Amazon.com, Inc. ("Amazon.com") launched its online auction site.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

              99.1 Press Release dated March 30, 1999 regarding Amazon.com's announcement of the launch of its online auction site.




























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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AMAZON.COM, INC.
                                    (REGISTRANT)



Dated: March 30, 1999               By: /s/ Joy D. Covey
                                        ------------------------------------
                                        Joy D. Covey
                                        Chief Financial Officer and Vice
                                        President of Finance and Administration













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                                 EXHIBIT INDEX


Exhibit Number            Description
--------------------      -----------------------------------------------

     99.1 Press Release dated March 30, 1999 regarding Amazon.com's announcement of the launch of its online auction site.